LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED DECEMBER 1, 2017

TO THE SUMMARY PROSPECTUSES, PROSPECTUSES

AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for each of the funds listed in Schedule A:

All outstanding Class B shares of the fund will be converted into Class A shares of the fund as soon as practicable on or about January 30, 2018 (the “Conversion Date”). The conversion of Class B shares into Class A shares will occur at the close of business on the Conversion Date. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Effective as of the close of business two business days prior to the Conversion Date (approximately January 26, 2018), the fund will no longer offer Class B shares for incoming exchanges.

SCHEDULE A

LEGG MASON PARTNERS EQUITY TRUST	Date of Summary Prospectus, Prospectus and SAI
ClearBridge Aggressive Growth Fund	December 28, 2016
ClearBridge All Cap Value Fund	February 1, 2017
ClearBridge Appreciation Fund	March 1, 2017
ClearBridge Dividend Strategy Fund	May 1, 2017

Please retain this supplement for future reference.

CBAX420059